UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2025

Date of reporting period: October 31, 2025

Item 1.	Reports to Stockholders.

(a)              A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors' Inner Circle Fund

Cambiar International Equity Fund

Institutional Class Shares - CAMYX

Annual Shareholder Report: October 31, 2025

This annual shareholder report contains important information about Institutional Class Shares of the Cambiar International Equity Fund (the "Fund") for the period from November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://cambiar.com/documents-forms/. You can also request this information by contacting us at 1-866-777-8227.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Cambiar International Equity Fund, Institutional Class Shares	$99	0.90%

How did the Fund perform in the last year?

International equities have been the surprise asset class over the past year, easily outperforming their U.S. counterparts. The Cambiar International Equity Fund posted strong absolute returns for the trailing one-year period, while falling short of the MSCI EAFE Index.

At a sector level, Financials registered exceptionally strong returns for the period, with the Fund’s European bank holdings leading to the upside. After years of low (even negative) interest rates, EU banks have rallied in response to a steepening yield curve, growing net interest income and higher loan growth. Despite their strong price gains, Fund holdings such as Barclays and Bank of Ireland continue to trade at less than 1x book value – thus continuing to offer an attractive risk/reward.

Other notable positive contributors included Mitsubishi Estate (Real Estate), Nintendo (strong demand for the company’s new Switch 2 gaming console), and select holdings within the Technology sector. While not as plentiful as in the U.S., there are a number of leading-edge technology companies that have benefitted from the boom in AI investments. Two such examples are Cambiar holdings Taiwan Semiconductor and ASML. Taiwan Semi makes the Nvidia chips, while ASML is the global leader in the production of lithography machines (which are used to manufacture semiconductor chips).

The Fund incurred more challenged stock performance within the Consumer Discretionary and Industrial sectors. Individual laggards included Bunzl, Nidec Corporation, Puma and Shimano. We subsequently moved on from Nidec and Puma by the end of the reporting period, while continuing to hold Bunzl and Shimano.

Is the outperformance for international markets a short blip in the U.S. exceptionalism trade, or the beginning of a more durable shift in market leadership? While hesitant to make predictions of this nature, we believe that the risk/reward for international equities remains favorable. In contrast to many U.S. stocks that are trading at/near peak valuations on peak earnings, the international space offers the potential for both multiple expansion and earnings growth. While remaining mindful of relevant macro considerations, our team is focused on constructing a diversified portfolio of high quality businesses that are trading at reasonable valuations.

How did the Fund perform during the last 10 years?

Total Return Based on $10,000 Investment

	Cambiar International Equity Fund, Institutional Class Shares	MSCI EAFE Index (USD) (NR)Footnote Reference*Footnote Reference†
Apr/15	$10,000	$10,000
Apr/16	$9,470	$9,068
Apr/17	$10,026	$10,092
Oct/17	$11,259	$11,176
Oct/18	$10,175	$10,410
Oct/19	$10,784	$11,560
Oct/20	$9,496	$10,766
Oct/21	$12,081	$14,446
Oct/22	$8,901	$11,124
Oct/23	$9,957	$12,726
Oct/24	$12,315	$15,648
Oct/25	$14,702	$19,252

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-777-8227 or visit https://cambiar.com/strategy/camyx/ for current month-end performance.

Footnote	Description
Footnote*	EAFE – Europe, Australasia, and the Far East
Footnote†	Net Return (NR) - Reflects no deductions for fees, expenses or taxes (except foreign withholding taxes).

Average Annual Total Returns as of October 31, 2025

Fund/Index Name	1 Year	5 Years	10 Years
Cambiar International Equity Fund, Institutional Class Shares	19.38%	9.14%	4.30%
MSCI EAFE Index (USD) (NR)Footnote Reference*Footnote Reference†	23.03%	12.33%	7.48%

Key Fund Statistics as of October 31, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$132,934,055	47	$805,877	48%

What did the Fund invest in?

Country WeightingsFootnote Reference*

Value	Value
Other Countries	5.6%
Short-Term Investment	1.5%
Denmark	1.9%
Hong Kong	2.0%
Taiwan	2.1%
Belgium	3.4%
Switzerland	5.2%
Netherlands	5.7%
Singapore	7.7%
Germany	7.8%
France	7.9%
Ireland	8.3%
United Kingdom	16.6%
Japan	20.9%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
ING Groep	3.3%
Grab Holdings, Cl A	2.8%
AstraZeneca ADR	2.8%
DBS Group Holdings	2.7%
Bank of Ireland Group	2.6%
Nintendo	2.5%
Barclays	2.5%
SSE	2.5%
Sony Group	2.5%
ASML Holding, Cl G	2.5%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-777-8227

  https://cambiar.com/documents-forms/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-777-8227 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund

Cambiar International Equity Fund / Institutional Class Shares - CAMYX

Annual Shareholder Report: October 31, 2025

CAMYX-AR-2025

The Advisors' Inner Circle Fund

Cambiar International Equity Fund

Investor Class Shares - CAMIX

Annual Shareholder Report: October 31, 2025

This annual shareholder report contains important information about Investor Class Shares of the Cambiar International Equity Fund (the "Fund") for the period from November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://cambiar.com/documents-forms/. You can also request this information by contacting us at 1-866-777-8227.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Cambiar International Equity Fund, Investor Class Shares	$112	1.02%

How did the Fund perform in the last year?

International equities have been the surprise asset class over the past year, easily outperforming their U.S. counterparts. The Cambiar International Equity Fund posted strong absolute returns for the trailing one-year period, while falling short of the MSCI EAFE Index.

At a sector level, Financials registered exceptionally strong returns for the period, with the Fund’s European bank holdings leading to the upside. After years of low (even negative) interest rates, EU banks have rallied in response to a steepening yield curve, growing net interest income and higher loan growth. Despite their strong price gains, Fund holdings such as Barclays and Bank of Ireland continue to trade at less than 1x book value – thus continuing to offer an attractive risk/reward.

Other notable positive contributors included Mitsubishi Estate (Real Estate), Nintendo (strong demand for the company’s new Switch 2 gaming console), and select holdings within the Technology sector. While not as plentiful as in the U.S., there are a number of leading-edge technology companies that have benefitted from the boom in AI investments. Two such examples are Cambiar holdings Taiwan Semiconductor and ASML. Taiwan Semi makes the Nvidia chips, while ASML is the global leader in the production of lithography machines (which are used to manufacture semiconductor chips).

The Fund incurred more challenged stock performance within the Consumer Discretionary and Industrial sectors. Individual laggards included Bunzl, Nidec Corporation, Puma and Shimano. We subsequently moved on from Nidec and Puma by the end of the reporting period, while continuing to hold Bunzl and Shimano.

Is the outperformance for international markets a short blip in the U.S. exceptionalism trade, or the beginning of a more durable shift in market leadership? While hesitant to make predictions of this nature, we believe that the risk/reward for international equities remains favorable. In contrast to many U.S. stocks that are trading at/near peak valuations on peak earnings, the international space offers the potential for both multiple expansion and earnings growth. While remaining mindful of relevant macro considerations, our team is focused on constructing a diversified portfolio of high quality businesses that are trading at reasonable valuations.

How did the Fund perform during the last 10 years?

Total Return Based on $10,000 Investment

	Cambiar International Equity Fund, Investor Class Shares	MSCI EAFE Index (USD) (NR)Footnote Reference*Footnote Reference†
Apr/15	$10,000	$10,000
Apr/16	$9,455	$9,068
Apr/17	$9,998	$10,092
Oct/17	$11,219	$11,176
Oct/18	$10,123	$10,410
Oct/19	$10,718	$11,560
Oct/20	$9,425	$10,766
Oct/21	$11,982	$14,446
Oct/22	$8,817	$11,124
Oct/23	$9,861	$12,726
Oct/24	$12,181	$15,648
Oct/25	$14,528	$19,252

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-777-8227 or visit https://cambiar.com/strategy/camix/ for current month-end performance.

Footnote	Description
Footnote*	EAFE – Europe, Australasia, and the Far East
Footnote†	Net Return (NR) - Reflects no deductions for fees, expenses or taxes (except foreign withholding taxes).

Average Annual Total Returns as of October 31, 2025

Fund/Index Name	1 Year	5 Years	10 Years
Cambiar International Equity Fund, Investor Class Shares	19.27%	9.04%	4.18%
MSCI EAFE Index (USD) (NR)Footnote Reference*Footnote Reference†	23.03%	12.33%	7.48%

Key Fund Statistics as of October 31, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$132,934,055	47	$805,877	48%

What did the Fund invest in?

Country WeightingsFootnote Reference*

Value	Value
Other Countries	5.6%
Short-Term Investment	1.5%
Denmark	1.9%
Hong Kong	2.0%
Taiwan	2.1%
Belgium	3.4%
Switzerland	5.2%
Netherlands	5.7%
Singapore	7.7%
Germany	7.8%
France	7.9%
Ireland	8.3%
United Kingdom	16.6%
Japan	20.9%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
ING Groep	3.3%
Grab Holdings, Cl A	2.8%
AstraZeneca ADR	2.8%
DBS Group Holdings	2.7%
Bank of Ireland Group	2.6%
Nintendo	2.5%
Barclays	2.5%
SSE	2.5%
Sony Group	2.5%
ASML Holding, Cl G	2.5%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-777-8227

  https://cambiar.com/documents-forms/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-777-8227 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund

Cambiar International Equity Fund / Investor Class Shares - CAMIX

Annual Shareholder Report: October 31, 2025

CAMIX-AR-2025

The Advisors' Inner Circle Fund

Cambiar Opportunity Fund

Institutional Class Shares - CAMWX

Annual Shareholder Report: October 31, 2025

This annual shareholder report contains important information about Institutional Class Shares of the Cambiar Opportunity Fund (the "Fund") for the period from November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://cambiar.com/documents-forms/. You can also request this information by contacting us at 1-866-777-8227.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Cambiar Opportunity Fund, Institutional Class Shares	$68	0.65%

How did the Fund perform in the last year?

U.S. equity markets continued to move higher over the past twelve months, overcoming a rather sharp drawdown in response to the initial tariff rollouts (i.e., Liberation Day). Investors remain enamored by all things AI, with mega-cap hyperscaler businesses and semiconductors leading to the upside. Value stocks also participated in the market upswing, with the expanding market breadth providing additional fuel to the rally.

The Cambiar Opportunity Fund posted a solid gain for the trailing one-year period, while falling short of the benchmark. Security selection within Industrials was a notable value-add, with Airbus, Uber Technologies and RTX Corporation all registering strong returns. Uber has been a particularly notable positive contributor for the Fund in recent years, as the company has continued to gain market share that is converting to strong free cashflow. Additional individual highlights included Amazon and TJX Companies in the Consumer Discretionary sector.

The Fund’s higher allocation to the lagging Healthcare sector was a drag on return for the period, as gains from Waters Corporation and Labcorp Holdings were overshadowed by declines in managed care providers Centene and Elevance. Healthcare insurers have had to reduce earnings guidance in recent quarters due to elevated medical utilization within the Medicaid segment of their business – i.e., participants fearful of losing coverage increased their doctor visits beyond projections made by the companies. Earnings remedies include higher pricing, better utilization management and cost cuts. We believe Elevance and Centene have the potential to generate strong returns in the coming years if they are able to show a recovery in earnings/margins as we anticipate.

While not at euphoric levels, equity markets reflect an abundance of optimism and heightened expectations. Upside participation has begun to broaden beyond the tech leaders, although outperforming sectors such as Industrials and Utilities are largely tied to the AI infrastructure buildout trend. How long the AI capex trade can continue to shoulder the load is a key question; that said, management teams in big tech view AI to be existential to their future, and thus for now remain committed to their capex plans.

The Cambiar team remains focused on our core objective of providing attractive risk-adjusted returns by attaching to well-managed, wide moat businesses that are trading at reasonable valuations. Portfolio construction continues to emphasize diversification and a prudent balance of offense and defense. We remain active in trimming exposures where the risk/reward appears stretched vs. historical peak/trough levels, and deploying capital to new investments that meet our quality and valuation criteria.

How did the Fund perform during the last 10 years?

Total Return Based on $10,000 Investment

	Cambiar Opportunity Fund, Institutional Class Shares	Russell 3000 Index (USD) (TR)Footnote Reference*	Russell 1000 Value Benchmark Index (USD) (TR)Footnote Reference*	S&P 500 Index (USD) (TR)Footnote Reference*
Apr/15	$10,000	$10,000	$10,000	$10,000
Apr/16	$9,762	$9,982	$9,960	$10,121
Apr/17	$11,298	$11,837	$11,608	$11,934
Oct/17	$12,303	$12,893	$12,242	$13,020
Oct/18	$12,057	$13,744	$12,613	$13,977
Oct/19	$13,680	$15,598	$14,027	$15,979
Oct/20	$14,649	$17,181	$12,966	$17,531
Oct/21	$20,472	$24,723	$18,640	$25,054
Oct/22	$18,925	$20,639	$17,335	$21,393
Oct/23	$19,772	$22,369	$17,359	$23,563
Oct/24	$25,523	$30,837	$22,736	$32,521
Oct/25	$27,973	$37,255	$25,270	$39,497

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-777-8227 or visit https://cambiar.com/strategy/camwx/ for current month-end performance.

Footnote	Description
Footnote*	Total Return (TR) - Reflects no deductions for fees, expenses or taxes.

Average Annual Total Returns as of October 31, 2025

Fund/Index Name	1 Year	5 Years	10 Years
Cambiar Opportunity Fund, Institutional Class Shares	9.60%	13.81%	10.89%
Russell 3000 Index (USD) (TR)Footnote Reference*	20.81%	16.74%	14.08%
Russell 1000 Value Benchmark Index (USD) (TR)Footnote Reference*	11.15%	14.28%	9.97%
S&P 500 Index (USD) (TR)Footnote Reference*	21.45%	17.64%	14.64%

Key Fund Statistics as of October 31, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$318,436,265	41	$1,739,340	49%

What did the Fund invest in?

Sector WeightingsFootnote Reference*

Value	Value
Technology	0.1%
Short-Term Investment	1.1%
Real Estate	1.7%
Utilities	3.2%
Materials	3.3%
Communication Services	3.4%
Energy	5.1%
Information Technology	8.1%
Consumer Staples	8.5%
Consumer Discretionary	12.8%
Health Care	15.7%
Financials	17.0%
Industrials	19.6%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Amazon.com	3.8%
Uber Technologies	3.6%
Alphabet, Cl A	3.4%
Amrize Ltd	3.3%
Elevance Health	3.2%
JPMorgan Chase	3.2%
Sempra	3.2%
Chevron	3.1%
Union Pacific	3.0%
Delta Air Lines	3.0%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-777-8227

  https://cambiar.com/documents-forms/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-777-8227 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund

Cambiar Opportunity Fund / Institutional Class Shares - CAMWX

Annual Shareholder Report: October 31, 2025

CAMWX-AR-2025

The Advisors' Inner Circle Fund

Cambiar Opportunity Fund

Investor Class Shares - CAMOX

Annual Shareholder Report: October 31, 2025

This annual shareholder report contains important information about Investor Class Shares of the Cambiar Opportunity Fund (the "Fund") for the period from November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://cambiar.com/documents-forms/. You can also request this information by contacting us at 1-866-777-8227.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Cambiar Opportunity Fund, Investor Class Shares	$89	0.85%

How did the Fund perform in the last year?

U.S. equity markets continued to move higher over the past twelve months, overcoming a rather sharp drawdown in response to the initial tariff rollouts (i.e., Liberation Day). Investors remain enamored by all things AI, with mega-cap hyperscaler businesses and semiconductors leading to the upside. Value stocks also participated in the market upswing, with the expanding market breadth providing additional fuel to the rally.

The Cambiar Opportunity Fund posted a solid gain for the trailing one-year period, while falling short of the benchmark. Security selection within Industrials was a notable value-add, with Airbus, Uber Technologies and RTX Corporation all registering strong returns. Uber has been a particularly notable positive contributor for the Fund in recent years, as the company has continued to gain market share that is converting to strong free cashflow. Additional individual highlights included Amazon and TJX Companies in the Consumer Discretionary sector.

The Fund’s higher allocation to the lagging Healthcare sector was a drag on return for the period, as gains from Waters Corporation and Labcorp Holdings were overshadowed by declines in managed care providers Centene and Elevance. Healthcare insurers have had to reduce earnings guidance in recent quarters due to elevated medical utilization within the Medicaid segment of their business – i.e., participants fearful of losing coverage increased their doctor visits beyond projections made by the companies. Earnings remedies include higher pricing, better utilization management and cost cuts. We believe Elevance and Centene have the potential to generate strong returns in the coming years if they are able to show a recovery in earnings/margins as we anticipate.

While not at euphoric levels, equity markets reflect an abundance of optimism and heightened expectations. Upside participation has begun to broaden beyond the tech leaders, although outperforming sectors such as Industrials and Utilities are largely tied to the AI infrastructure buildout trend. How long the AI capex trade can continue to shoulder the load is a key question; that said, management teams in big tech view AI to be existential to their future, and thus for now remain committed to their capex plans.

The Cambiar team remains focused on our core objective of providing attractive risk-adjusted returns by attaching to well-managed, wide moat businesses that are trading at reasonable valuations. Portfolio construction continues to emphasize diversification and a prudent balance of offense and defense. We remain active in trimming exposures where the risk/reward appears stretched vs. historical peak/trough levels, and deploying capital to new investments that meet our quality and valuation criteria.

How did the Fund perform during the last 10 years?

Total Return Based on $10,000 Investment

	Cambiar Opportunity Fund, Investor Class Shares	Russell 3000 Index (USD) (TR)Footnote Reference*	Russell 1000 Value Benchmark Index (USD) (TR)Footnote Reference*	S&P 500 Index (USD) (TR)Footnote Reference*
Apr/15	$10,000	$10,000	$10,000	$10,000
Apr/16	$9,739	$9,982	$9,960	$10,121
Apr/17	$11,240	$11,837	$11,608	$11,934
Oct/17	$12,229	$12,893	$12,242	$13,020
Oct/18	$11,964	$13,744	$12,613	$13,977
Oct/19	$13,557	$15,598	$14,027	$15,979
Oct/20	$14,493	$17,181	$12,966	$17,531
Oct/21	$20,207	$24,723	$18,640	$25,054
Oct/22	$18,642	$20,639	$17,335	$21,393
Oct/23	$19,437	$22,369	$17,359	$23,563
Oct/24	$25,043	$30,837	$22,736	$32,521
Oct/25	$27,388	$37,255	$25,270	$39,497

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-777-8227 or visit https://cambiar.com/strategy/camox/ for current month-end performance.

Footnote	Description
Footnote*	Total Return (TR) - Reflects no deductions for fees, expenses or taxes.

Average Annual Total Returns as of October 31, 2025

Fund/Index Name	1 Year	5 Years	10 Years
Cambiar Opportunity Fund, Investor Class Shares	9.36%	13.57%	10.67%
Russell 3000 Index (USD) (TR)Footnote Reference*	20.81%	16.74%	14.08%
Russell 1000 Value Benchmark Index (USD) (TR)Footnote Reference*	11.15%	14.28%	9.97%
S&P 500 Index (USD) (TR)Footnote Reference*	21.45%	17.64%	14.64%

Key Fund Statistics as of October 31, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$318,436,265	41	$1,739,340	49%

What did the Fund invest in?

Sector WeightingsFootnote Reference*

Value	Value
Technology	0.1%
Short-Term Investment	1.1%
Real Estate	1.7%
Utilities	3.2%
Materials	3.3%
Communication Services	3.4%
Energy	5.1%
Information Technology	8.1%
Consumer Staples	8.5%
Consumer Discretionary	12.8%
Health Care	15.7%
Financials	17.0%
Industrials	19.6%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Amazon.com	3.8%
Uber Technologies	3.6%
Alphabet, Cl A	3.4%
Amrize Ltd	3.3%
Elevance Health	3.2%
JPMorgan Chase	3.2%
Sempra	3.2%
Chevron	3.1%
Union Pacific	3.0%
Delta Air Lines	3.0%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-777-8227

  https://cambiar.com/documents-forms/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-777-8227 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund

Cambiar Opportunity Fund / Investor Class Shares - CAMOX

Annual Shareholder Report: October 31, 2025

CAMOX-AR-2025

The Advisors' Inner Circle Fund

Cambiar Small Cap Fund

Institutional Class Shares - CAMZX

Annual Shareholder Report: October 31, 2025

This annual shareholder report contains important information about Institutional Class Shares of the Cambiar Small Cap Fund (the "Fund") for the period from November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://cambiar.com/documents-forms/. You can also request this information by contacting us at 1-866-777-8227.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Cambiar Small Cap Fund, Institutional Class Shares	$94	0.90%

How did the Fund perform in the last year?

U.S. equity markets continued to move higher over the past twelve months, overcoming a rather sharp drawdown in response to the initial tariff rollouts (i.e., Liberation Day). While large cap stocks continue to pace the broad market advance, smaller cap companies have begun to close the gap in recent months. A lagging asset class for much of this cycle, small caps should be outsized beneficiaries from the anticipated continued easing cycle in interest rates, given their higher debt ratios vs. large caps.

The Cambiar Small Cap Fund posted a solid gain for the trailing one-year period, while falling short of the Russell 2000 Value Index (the Fund’s performance benchmark). Given the underlying risk-on bias in the market and subsequent leadership of more speculative businesses that do not meet our quality and valuation criteria, we view performance for the period to be relatively in line with expectations.

The Fund registered strong returns in the Consumer Discretionary sector, with Sportradar Group and Frontdoor, Inc. two notable highlights in the period. Additional positive contributors included stock selection within Utilities, as well as an overweight allocation to Technology, which was the top-performing sector (by a wide margin).

Holdings within the Healthcare sector comprised the largest detraction from relative performance, with Globus Medical and Align Technology two individual laggards for the period. We remain constructive on the investment case and associated return outlook for both companies. Globus is a medical device company, with a focus on spine treatments. (The stock rallied sharply in response to strong earnings in November – thus outside the reporting period for this report). Align is the leading manufacturer of clear aligners (i.e., Invisalign) in orthodontics. The company cut revenue guidance during 3Q in response to an unexpected slowdown in the number of prospective patients converted to final cases. We believe the longer-term growth opportunity for Align is intact, as 80% of teen cases are still performed with traditional wires/brackets. The company has unmatched scale, technology and marketing advantages vs peers, in addition to a net cash balance sheet.

While not at euphoric levels, equity markets reflect an abundance of optimism and heightened expectations. The Cambiar team remains focused on our core objective of providing attractive risk-adjusted returns by owning high quality businesses that are trading at reasonable valuations. Portfolio construction continues to emphasize diversification and a prudent balance of offense and defense. We remain active in trimming exposures where the risk/reward appears stretched vs. historical peak/trough levels, and deploying capital to new investments that meet our quality and valuation criteria.

How did the Fund perform during the last 10 years?

Total Return Based on $10,000 Investment

	Cambiar Small Cap Fund, Institutional Class Shares	Russell 3000 Index (USD) (TR)Footnote Reference*	Russell 2000 Value Benchmark Index (USD) (TR)Footnote Reference*	Russell 2000 Index (USD) (TR)Footnote Reference*
Apr/15	$10,000	$10,000	$10,000	$10,000
Apr/16	$8,770	$9,982	$9,629	$9,406
Apr/17	$10,037	$11,837	$12,246	$11,816
Oct/17	$10,421	$12,893	$12,925	$12,763
Oct/18	$10,391	$13,744	$12,848	$12,999
Oct/19	$11,676	$15,598	$13,262	$13,637
Oct/20	$11,017	$17,181	$11,416	$13,618
Oct/21	$15,553	$24,723	$18,756	$20,536
Oct/22	$14,432	$20,639	$16,744	$16,728
Oct/23	$13,650	$22,369	$15,081	$15,296
Oct/24	$16,870	$30,837	$19,872	$20,508
Oct/25	$18,254	$37,255	$21,835	$23,463

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-777-8227 or visit https://cambiar.com/strategy/camzx/ for current month-end performance.

Footnote	Description
Footnote*	Total Return (TR) - Reflects no deductions for fees, expenses or taxes.

Average Annual Total Returns as of October 31, 2025

Fund/Index Name	1 Year	5 Years	10 Years
Cambiar Small Cap Fund, Institutional Class Shares	8.20%	10.63%	7.00%
Russell 3000 Index (USD) (TR)Footnote Reference*	20.81%	16.74%	14.08%
Russell 2000 Value Benchmark Index (USD) (TR)Footnote Reference*	9.87%	13.85%	8.66%
Russell 2000 Index (USD) (TR)Footnote Reference*	14.41%	11.50%	9.36%

Key Fund Statistics as of October 31, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$65,916,035	40	$435,922	26%

What did the Fund invest in?

Sector WeightingsFootnote Reference*

Value	Value
Materials	1.6%
Energy	2.4%
Real Estate	4.5%
Utilities	4.6%
Short-Term Investment	5.3%
Industrials	11.3%
Consumer Discretionary	12.6%
Health Care	15.1%
Information Technology	17.8%
Financials	24.9%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Tower Semiconductor	3.8%
Rambus	3.5%
BorgWarner	3.2%
First American Financial	2.9%
RenaissanceRe Holdings	2.9%
Globus Medical, Cl A	2.9%
NETSTREIT	2.8%
United Community Banks	2.7%
US Physical Therapy	2.7%
Frontdoor	2.6%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-777-8227

  https://cambiar.com/documents-forms/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-777-8227 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund

Cambiar Small Cap Fund / Institutional Class Shares - CAMZX

Annual Shareholder Report: October 31, 2025

CAMZX-AR-2025

The Advisors' Inner Circle Fund

Cambiar Small Cap Fund

Investor Class Shares - CAMSX

Annual Shareholder Report: October 31, 2025

This annual shareholder report contains important information about Investor Class Shares of the Cambiar Small Cap Fund (the "Fund") for the period from November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://cambiar.com/documents-forms/. You can also request this information by contacting us at 1-866-777-8227.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Cambiar Small Cap Fund, Investor Class Shares	$116	1.12%

How did the Fund perform in the last year?

U.S. equity markets continued to move higher over the past twelve months, overcoming a rather sharp drawdown in response to the initial tariff rollouts (i.e., Liberation Day). While large cap stocks continue to pace the broad market advance, smaller cap companies have begun to close the gap in recent months. A lagging asset class for much of this cycle, small caps should be outsized beneficiaries from the anticipated continued easing cycle in interest rates, given their higher debt ratios vs. large caps.

The Cambiar Small Cap Fund posted a solid gain for the trailing one-year period, while falling short of the Russell 2000 Value Index (the Fund’s performance benchmark). Given the underlying risk-on bias in the market and subsequent leadership of more speculative businesses that do not meet our quality and valuation criteria, we view performance for the period to be relatively in line with expectations.

The Fund registered strong returns in the Consumer Discretionary sector, with Sportradar Group and Frontdoor, Inc. two notable highlights in the period. Additional positive contributors included stock selection within Utilities, as well as an overweight allocation to Technology, which was the top-performing sector (by a wide margin).

Holdings within the Healthcare sector comprised the largest detraction from relative performance, with Globus Medical and Align Technology two individual laggards for the period. We remain constructive on the investment case and associated return outlook for both companies. Globus is a medical device company, with a focus on spine treatments. (The stock rallied sharply in response to strong earnings in November – thus outside the reporting period for this report). Align is the leading manufacturer of clear aligners (i.e., Invisalign) in orthodontics. The company cut revenue guidance during 3Q in response to an unexpected slowdown in the number of prospective patients converted to final cases. We believe the longer-term growth opportunity for Align is intact, as 80% of teen cases are still performed with traditional wires/brackets. The company has unmatched scale, technology and marketing advantages vs peers, in addition to a net cash balance sheet.

While not at euphoric levels, equity markets reflect an abundance of optimism and heightened expectations. The Cambiar team remains focused on our core objective of providing attractive risk-adjusted returns by owning high quality businesses that are trading at reasonable valuations. Portfolio construction continues to emphasize diversification and a prudent balance of offense and defense. We remain active in trimming exposures where the risk/reward appears stretched vs. historical peak/trough levels, and deploying capital to new investments that meet our quality and valuation criteria.

How did the Fund perform during the last 10 years?

Total Return Based on $10,000 Investment

	Cambiar Small Cap Fund, Investor Class Shares	Russell 3000 Index (USD) (TR)Footnote Reference*	Russell 2000 Value Benchmark Index (USD) (TR)Footnote Reference*	Russell 2000 Index (USD) (TR)Footnote Reference*
Apr/15	$10,000	$10,000	$10,000	$10,000
Apr/16	$8,749	$9,982	$9,629	$9,406
Apr/17	$9,985	$11,837	$12,246	$11,816
Oct/17	$10,365	$12,893	$12,925	$12,763
Oct/18	$10,326	$13,744	$12,848	$12,999
Oct/19	$11,582	$15,598	$13,262	$13,637
Oct/20	$10,915	$17,181	$11,416	$13,618
Oct/21	$15,368	$24,723	$18,756	$20,536
Oct/22	$14,237	$20,639	$16,744	$16,728
Oct/23	$13,444	$22,369	$15,081	$15,296
Oct/24	$16,572	$30,837	$19,872	$20,508
Oct/25	$17,897	$37,255	$21,835	$23,463

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-777-8227 or visit https://cambiar.com/strategy/camsx/ for current month-end performance.

Footnote	Description
Footnote*	Total Return (TR) - Reflects no deductions for fees, expenses or taxes.

Average Annual Total Returns as of October 31, 2025

Fund/Index Name	1 Year	5 Years	10 Years
Cambiar Small Cap Fund, Investor Class Shares	7.99%	10.40%	6.80%
Russell 3000 Index (USD) (TR)Footnote Reference*	20.81%	16.74%	14.08%
Russell 2000 Value Benchmark Index (USD) (TR)Footnote Reference*	9.87%	13.85%	8.66%
Russell 2000 Index (USD) (TR)Footnote Reference*	14.41%	11.50%	9.36%

Key Fund Statistics as of October 31, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$65,916,035	40	$435,922	26%

What did the Fund invest in?

Sector WeightingsFootnote Reference*

Value	Value
Materials	1.6%
Energy	2.4%
Real Estate	4.5%
Utilities	4.6%
Short-Term Investment	5.3%
Industrials	11.3%
Consumer Discretionary	12.6%
Health Care	15.1%
Information Technology	17.8%
Financials	24.9%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Tower Semiconductor	3.8%
Rambus	3.5%
BorgWarner	3.2%
First American Financial	2.9%
RenaissanceRe Holdings	2.9%
Globus Medical, Cl A	2.9%
NETSTREIT	2.8%
United Community Banks	2.7%
US Physical Therapy	2.7%
Frontdoor	2.6%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-777-8227

  https://cambiar.com/documents-forms/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-777-8227 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund

Cambiar Small Cap Fund / Investor Class Shares - CAMSX

Annual Shareholder Report: October 31, 2025

CAMSX-AR-2025

The Advisors' Inner Circle Fund

Cambiar SMID Fund

Institutional Class Shares - CAMUX

Annual Shareholder Report: October 31, 2025

This annual shareholder report contains important information about Institutional Class Shares of the Cambiar SMID Fund (the "Fund") for the period from November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://cambiar.com/documents-forms/. You can also request this information by contacting us at 1-866-777-8227.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Cambiar SMID Fund, Institutional Class Shares	$82	0.85%

How did the Fund perform in the last year?

The Cambiar SMID Fund trailed the strategy’s Russell 2500 Value Index benchmark by a wide margin for the trailing one-year period, in the process hampering the Fund’s longer-term performance record. To say that we are disappointed with our inability to participate in the market’s upside move would be a dramatic understatement. Is the investment approach that had produced an enviable track record from the 2017-2023 timeframe no longer relevant in today’s market environment, or are we in a period of extreme disconnect as it relates to valuations and investor risk appetite?

As is always the case, performance vs. an assigned benchmark is a function of commission and omission. After providing strong downside protection in the market drawdown during the first quarter, the Fund then fell behind in the risk-on environment that has paced the market in more recent quarters. The Fund certainly held a number of positions that have not performed as expected; examples here include Align Technology, WillScot Holdings, and Masco Corporation. In each of these cases, we are continuing to hold.

What we did not own has been an even bigger performance headwind during the period. Consistent with Cambiar’s Quality/Price/Discipline approach, the SMID Fund continues to own companies that have a track record of profits/cashflow and strong balance sheets, while avoiding more speculative businesses. This approach has been at direct odds with a market where the top performing factors were residual volatility, beta and momentum. To compound matters, Earnings Quality (a factor that we are overweight) has been the poorest-performing factor over the past year. When names like Oklo and Carvana are in your index and driving returns (neither of which we own for a variety of reasons), it speaks to the risk-on fervor in the markets.

There has been no shortage of introspection within the team as it relates to implementation of our Quality/Price/Discipline process. More specifically, is there an opportunity to bring in the tails – such that the Fund can remain within the desired quality and profit metrics, but perhaps demonstrate improved participation in up markets? The team did make some positioning changes on the margins; for example, we reduced our allocation to the more defensive Healthcare sector and added to select businesses in Financials, Consumer and Industrials. Yet the last thing we want to do is engage in a chasing exercise. Despite the Fund’s more recent performance shortfall, we continue to have conviction in our approach, and look forward to generating improved results in the coming quarters/years.

How did the Fund perform during the last 10 years?

Total Return Based on $10,000 Investment

	Cambiar SMID Fund, Institutional Class Shares	Russell 3000 Index (USD) (TR)Footnote Reference*	Russell 2500 Value Benchmark Index (USD) (TR)Footnote Reference*	Russell 2500 Index (USD)
Apr/15	$10,000	$10,000	$10,000	$10,000
Apr/16	$8,973	$9,982	$9,805	$9,573
Apr/17	$11,012	$11,837	$11,830	$11,554
Oct/17	$11,489	$12,893	$12,403	$12,455
Oct/18	$12,203	$13,744	$12,437	$12,804
Oct/19	$14,117	$15,598	$13,195	$13,937
Oct/20	$13,649	$17,181	$11,623	$14,231
Oct/21	$19,678	$24,723	$18,381	$21,266
Oct/22	$18,562	$20,639	$16,422	$17,528
Oct/23	$18,833	$22,369	$15,611	$16,717
Oct/24	$22,117	$30,837	$20,672	$22,247
Oct/25	$20,715	$37,255	$22,762	$24,903

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-777-8227 or visit https://cambiar.com/strategy/camux/ for current month-end performance.

Footnote	Description
Footnote*	Total Return (TR) - Reflects no deductions for fees, expenses or taxes.

Average Annual Total Returns as of October 31, 2025

Fund/Index Name	1 Year	5 Years	10 Years
Cambiar SMID Fund, Institutional Class Shares	-6.34%	8.70%	8.04%
Russell 3000 Index (USD) (TR)Footnote Reference*	20.81%	16.74%	14.08%
Russell 2500 Value Benchmark Index (USD) (TR)Footnote Reference*	10.11%	14.39%	9.02%
Russell 2500 Index (USD)	11.94%	11.84%	9.99%

Key Fund Statistics as of October 31, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$55,333,265	39	$547,479	47%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Value	Value
Short-Term Investment	1.0%
Materials	2.4%
Real Estate	2.5%
Consumer Staples	2.5%
Energy	2.9%
Exchange-Traded Fund	5.1%
Utilities	7.7%
Consumer Discretionary	7.9%
Information Technology	13.5%
Industrials	14.1%
Health Care	17.6%
Financials	23.1%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
iShares Core S&P Mid-Capital ETF	5.0%
Lattice Semiconductor	3.2%
BorgWarner	3.0%
Lincoln Electric Holdings	2.9%
Amdocs	2.9%
HF Sinclair	2.9%
Prosperity Bancshares	2.9%
Globus Medical, Cl A	2.8%
Pinnacle West Capital	2.8%
Webster Financial	2.8%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-777-8227

  https://cambiar.com/documents-forms/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-777-8227 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund

Cambiar SMID Fund / Institutional Class Shares - CAMUX

Annual Shareholder Report: October 31, 2025

CAMUX-AR-2025

The Advisors' Inner Circle Fund

Cambiar SMID Fund

Investor Class Shares - CAMMX

Annual Shareholder Report: October 31, 2025

This annual shareholder report contains important information about Investor Class Shares of the Cambiar SMID Fund (the "Fund") for the period from November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://cambiar.com/documents-forms/. You can also request this information by contacting us at 1-866-777-8227.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Cambiar SMID Fund, Investor Class Shares	$92	0.95%

How did the Fund perform in the last year?

The Cambiar SMID Fund trailed the strategy’s Russell 2500 Value Index benchmark by a wide margin for the trailing one-year period, in the process hampering the Fund’s longer-term performance record. To say that we are disappointed with our inability to participate in the market’s upside move would be a dramatic understatement. Is the investment approach that had produced an enviable track record from the 2017-2023 timeframe no longer relevant in today’s market environment, or are we in a period of extreme disconnect as it relates to valuations and investor risk appetite?

As is always the case, performance vs. an assigned benchmark is a function of commission and omission. After providing strong downside protection in the market drawdown during the first quarter, the Fund then fell behind in the risk-on environment that has paced the market in more recent quarters. The Fund certainly held a number of positions that have not performed as expected; examples here include Align Technology, WillScot Holdings, and Masco Corporation. In each of these cases, we are continuing to hold.

What we did not own has been an even bigger performance headwind during the period. Consistent with Cambiar’s Quality/Price/Discipline approach, the SMID Fund continues to own companies that have a track record of profits/cashflow and strong balance sheets, while avoiding more speculative businesses. This approach has been at direct odds with a market where the top performing factors were residual volatility, beta and momentum. To compound matters, Earnings Quality (a factor that we are overweight) has been the poorest-performing factor over the past year. When names like Oklo and Carvana are in your index and driving returns (neither of which we own for a variety of reasons), it speaks to the risk-on fervor in the markets.

There has been no shortage of introspection within the team as it relates to implementation of our Quality/Price/Discipline process. More specifically, is there an opportunity to bring in the tails – such that the Fund can remain within the desired quality and profit metrics, but perhaps demonstrate improved participation in up markets? The team did make some positioning changes on the margins; for example, we reduced our allocation to the more defensive Healthcare sector and added to select businesses in Financials, Consumer and Industrials. Yet the last thing we want to do is engage in a chasing exercise. Despite the Fund’s more recent performance shortfall, we continue to have conviction in our approach, and look forward to generating improved results in the coming quarters/years.

How did the Fund perform during the last 10 years?

Total Return Based on $10,000 Investment

	Cambiar SMID Fund, Investor Class Shares	Russell 3000 Index (USD) (TR)Footnote Reference*	Russell 2500 Value Benchmark Index (USD) (TR)Footnote Reference*	Russell 2500 Index (USD)
Apr/15	$10,000	$10,000	$10,000	$10,000
Apr/16	$8,973	$9,982	$9,805	$9,573
Apr/17	$11,006	$11,837	$11,830	$11,554
Oct/17	$11,482	$12,893	$12,403	$12,455
Oct/18	$12,194	$13,744	$12,437	$12,804
Oct/19	$14,097	$15,598	$13,195	$13,937
Oct/20	$13,616	$17,181	$11,623	$14,231
Oct/21	$19,616	$24,723	$18,381	$21,266
Oct/22	$18,490	$20,639	$16,422	$17,528
Oct/23	$18,745	$22,369	$15,611	$16,717
Oct/24	$21,991	$30,837	$20,672	$22,247
Oct/25	$20,573	$37,255	$22,762	$24,903

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-777-8227 or visit https://cambiar.com/strategy/cammx/ for current month-end performance.

Footnote	Description
Footnote*	Total Return (TR) - Reflects no deductions for fees, expenses or taxes.

Average Annual Total Returns as of October 31, 2025

Fund/Index Name	1 Year	5 Years	10 Years
Cambiar SMID Fund, Investor Class Shares	-6.45%	8.61%	7.97%
Russell 3000 Index (USD) (TR)Footnote Reference*	20.81%	16.74%	14.08%
Russell 2500 Value Benchmark Index (USD) (TR)Footnote Reference*	10.11%	14.39%	9.02%
Russell 2500 Index (USD)	11.94%	11.84%	9.99%

Key Fund Statistics as of October 31, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$55,333,265	39	$547,479	47%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Value	Value
Short-Term Investment	1.0%
Materials	2.4%
Real Estate	2.5%
Consumer Staples	2.5%
Energy	2.9%
Exchange-Traded Fund	5.1%
Utilities	7.7%
Consumer Discretionary	7.9%
Information Technology	13.5%
Industrials	14.1%
Health Care	17.6%
Financials	23.1%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
iShares Core S&P Mid-Capital ETF	5.0%
Lattice Semiconductor	3.2%
BorgWarner	3.0%
Lincoln Electric Holdings	2.9%
Amdocs	2.9%
HF Sinclair	2.9%
Prosperity Bancshares	2.9%
Globus Medical, Cl A	2.8%
Pinnacle West Capital	2.8%
Webster Financial	2.8%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-777-8227

  https://cambiar.com/documents-forms/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-777-8227 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund

Cambiar SMID Fund / Investor Class Shares - CAMMX

Annual Shareholder Report: October 31, 2025

CAMMX-AR-2025

(b)              Not applicable.

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1)         The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)         The Registrant’s audit committee financial expert is Robert Mulhall. Mr. Mulhall is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2025			FYE October 31, 2024
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$97,277	None	None	$91,274	None	None
(b)	Audit-Related Fees	None	None	$100,000	None	None	None
(c)	Tax Fees	None	None	$10,000	None	None	None
(d)	All Other Fees	None	None	$2,000	None	None	None

2

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2025			FYE October 31, 2024
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$587,404	None	None	$539,063	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Cohen & Co. (“Cohen”) related to the Trust.

Cohen billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2025			FYE October 31, 2024
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$45,800	None	None	$43,700	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

3

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)        The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;

(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)	have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

4

(e)(2)        Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2025	2024
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)        Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2025	2024
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)        Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (Cohen):

	2025	2024
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)             Not applicable.

(g)             The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $112,000 and $0 for 2025 and 2024, respectively.

(g)             The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2025 and 2024, respectively.

(g)             The aggregate non-audit fees and services billed by Cohen for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2025 and 2024, respectively.

5

(h)             During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)              Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)              Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

(a)             The Schedule of Investments is included as part of the Financial Statements and Other Information filed under Item 7 of this form.

(b)             Not applicable.

6

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial statements and financial highlights are filed herein.

Annual Financials and Other Information

The Advisors' Inner Circle Fund

October 31, 2025

Cambiar Opportunity Fund

Cambiar SMID Fund

Cambiar Small Cap Fund

Cambiar International Equity Fund

CAMBIAR INVESTORS

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2025

TABLE OF CONTENTS

Financial Statements (Form N-CSR Item 7)
Schedules of Investments	1
Statements of Assets and Liabilities	10
Statements of Operations	12
Statements of Changes in Net Assets	14
Financial Highlights	18
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	34
Notice to Shareholders (Unaudited)	35
Other Information (Form N-CSR Items 8-11) (Unaudited)	36

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
OCTOBER 31, 2025

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.5%

	Shares	Value
AEROSPACE/DEFENSE EQUIPMENT — 4.2%
Airbus ADR	108,000	$6,631,200
Honeywell International	32,500	6,543,225
		13,174,425
AIR FREIGHT & LOGISTICS — 2.2%
FedEx	28,000	7,106,960

AIRLINES — 3.0%
Delta Air Lines	167,000	9,582,460

BANKS — 8.1%
JPMorgan Chase	33,000	10,266,960
PNC Financial Services Group	50,000	9,127,500
US Bancorp	136,000	6,348,480
		25,742,940
BEVERAGES — 3.8%
Constellation Brands, Cl A	46,000	6,043,480
Diageo ADR	64,000	5,893,760
		11,937,240
BIOTECHNOLOGY — 2.5%
Regeneron Pharmaceuticals	12,200	7,951,960

BROADLINE RETAIL — 3.8%
Amazon.com *	49,000	11,966,780

BUILDING PRODUCTS — 2.0%
Masco	96,000	6,216,960

CAPITAL MARKETS — 2.1%
CME Group, Cl A	26,000	6,902,740

CHEMICALS — 0.1%
Solstice Advanced Materials, Inc. *	8,125	366,193

CONSTRUCTION MATERIALS — 3.3%
Amrize Ltd *	200,000	10,368,000

CONSUMER FINANCE — 1.9%
American Express	17,000	6,132,410

CONSUMER STAPLES DISTRIBUTION & RETAIL — 4.9%
Sysco	100,000	7,428,000
Target	90,000	8,344,800
		15,772,800
ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS — 2.4%
TE Connectivity	30,500	7,533,805

ENERGY EQUIPMENT & SERVICES — 2.0%
Schlumberger	180,000	6,490,800

FINANCIAL SERVICES — 2.1%
Mastercard, Cl A	12,000	6,623,880

GROUND TRANSPORTATION — 6.7%
Uber Technologies *	120,000	11,580,000
Union Pacific	44,000	9,696,280
		21,276,280
HEALTH CARE EQUIPMENT & SERVICES — 2.9%
Medtronic	102,000	9,251,400

HEALTH CARE PROVIDERS & SERVICES — 8.0%
Centene *	180,000	6,366,600
Elevance Health	32,500	10,309,000
Labcorp Holdings	34,500	8,761,620
		25,437,220

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
OCTOBER 31, 2025

COMMON STOCK — continued

	Shares	Value
HOTELS, RESTAURANTS & LEISURE — 2.8%
Airbnb, Cl A *	70,000	$8,857,800

INDUSTRIAL CONGLOMERATE — 1.6%
RTX	29,000	5,176,500

INSURANCE — 2.7%
Chubb	31,000	8,585,140

INTERACTIVE MEDIA & SERVICES — 3.4%
Alphabet, Cl A	38,500	10,825,815

MEDIA — 2.0%
Comcast, Cl A	232,000	6,457,720

MULTI-UTILITIES — 3.2%
Sempra	111,000	10,205,340

OIL, GAS & CONSUMABLE FUELS — 3.1%
Chevron	62,000	9,778,640

PERSONAL CARE PRODUCTS — 2.4%
Estee Lauder, Cl A	80,000	7,735,200

PHARMACEUTICALS — 2.3%
Bristol-Myers Squibb	161,000	7,417,270

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.7%
Applied Materials	38,000	8,857,800
Texas Instruments	58,000	9,364,680
		18,222,480
SPECIALIZED REITS — 1.7%
Weyerhaeuser	235,000	5,405,000

SPECIALTY RETAIL — 1.6%
TJX	36,000	5,045,040
TOTAL COMMON STOCK
(Cost $235,928,189)		313,547,198
SHORT-TERM INVESTMENT — 1.1%

First American Treasury Obligation Fund 4.020% (A)
(Cost $3,602,857)	3,602,857	3,602,857

TOTAL INVESTMENTS— 99.6%
(Cost $239,531,046)		$317,150,055

Percentages are based on Net Assets of $318,436,265.

*	Non-income producing security.
(A)	The rate shown is the 7-day effective yield as of October 31, 2025.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2025, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
OCTOBER 31, 2025

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.2%

	Shares	Value
AUTO COMPONENTS — 5.5%
BorgWarner	38,500	$1,653,960
Gentex	58,655	1,375,460
		3,029,420
BANKS — 8.1%
BOK Financial	13,005	1,360,063
Prosperity Bancshares	24,000	1,579,680
Webster Financial	26,930	1,536,087
		4,475,830
BUILDING PRODUCTS — 2.5%
Masco	21,630	1,400,759

CAPITAL MARKETS — 5.2%
Cboe Global Markets	5,895	1,448,048
Lazard, Cl A	29,410	1,435,208
		2,883,256
COMMERCIAL SERVICES & SUPPLIES — 1.1%
ACV Auctions, Cl A *	67,104	608,633

CONSTRUCTION & ENGINEERING — 2.5%
WillScot Holdings	62,860	1,367,205

CONTAINERS & PACKAGING — 2.4%
Packaging Corp of America	6,710	1,313,550

ELECTRIC UTILITIES — 2.8%
Pinnacle West Capital	17,630	1,560,608

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.4%
Littelfuse	5,310	1,291,976

FINANCIAL SERVICES — 4.5%
Euronet Worldwide *	16,415	1,245,242
WEX *	8,675	1,265,509
		2,510,751
FOOD PRODUCT — 2.5%
Lamb Weston Holdings	22,585	1,394,172

GAS UTILITIES — 2.5%
Atmos Energy	7,820	1,342,850

GROUND TRANSPORTATION — 2.5%
JB Hunt Transport Services	8,240	1,391,406

HEALTH CARE EQUIPMENT & SERVICES — 10.2%
Align Technology *	10,500	1,447,740
Cooper *	19,000	1,328,290
Globus Medical, Cl A *	25,935	1,566,215
Solventum *	19,000	1,311,760
		5,654,005
HEALTH CARE PROVIDERS & SERVICES — 2.5%
Quest Diagnostics	7,835	1,378,568

HEALTH CARE TECHNOLOGY — 2.2%
Phreesia *	55,000	1,245,200

HOTELS, RESTAURANTS & LEISURE — 2.4%
Sportradar Group, Cl A *	52,110	1,334,537

INSURANCE — 5.3%
Fidelity National Financial	26,035	1,438,173
Reinsurance Group of America, Cl A	8,210	1,497,997
		2,936,170
IT SERVICES — 2.9%
Amdocs	19,020	1,602,625

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
OCTOBER 31, 2025

COMMON STOCK — continued

	Shares	Value
LIFE SCIENCES TOOLS & SERVICES — 2.7%
Waters *	4,285	$1,498,036

MACHINERY — 5.5%
Lincoln Electric Holdings	6,870	1,610,672
Toro	19,110	1,428,090
		3,038,762
OIL, GAS & CONSUMABLE FUELS — 2.9%
HF Sinclair	30,845	1,591,602

RETAIL REITS — 2.5%
NNN REIT	34,286	1,387,211

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.6%
Lattice Semiconductor *	24,000	1,751,040
Tower Semiconductor *	16,000	1,362,720
		3,113,760
SOFTWARE — 2.6%
Dolby Laboratories, Cl A	21,915	1,453,403

WATER UTILITIES — 2.4%
Essential Utilities	34,390	1,342,242

TOTAL COMMON STOCK
(Cost $44,653,167)		52,146,537
EXCHANGE-TRADED FUND — 5.1%

EQUITY — 5.1%
iShares Core S&P Mid-Capital ETF	43,000	2,791,990

TOTAL EXCHANGE-TRADED FUND
(Cost $2,798,608)		2,791,990
SHORT-TERM INVESTMENT — 1.0%

First American Treasury Obligation Fund 4.020% (A)
(Cost $552,153)	552,153	552,153

TOTAL INVESTMENTS— 100.3%
(Cost $48,003,928)		$55,490,680

Percentages are based on Net Assets of $55,333,265.

*	Non-income producing security.

(A)	The rate shown is the 7-day effective yield as of October 31, 2025.

Cl — Class

ETF — Exchange Traded Fund

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

As of October 31, 2025, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
OCTOBER 31, 2025

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.8%

	Shares	Value
AIR FREIGHT & LOGISTICS — 2.4%
Hub Group, Cl A	42,280	$1,557,172

AUTO COMPONENTS — 5.4%
BorgWarner	49,000	2,105,040
Gentex	61,000	1,430,450
		3,535,490
BANKS — 12.3%
BOK Financial	13,000	1,359,540
Prosperity Bancshares	24,495	1,612,261
Texas Capital Bancshares *	19,145	1,605,117
United Bankshares	47,395	1,696,267
United Community Banks	62,075	1,812,590
		8,085,775
CAPITAL MARKETS — 2.5%
Lazard, Cl A	33,290	1,624,552

CHEMICALS — 1.6%
Cabot	15,975	1,077,993

COMMERCIAL SERVICES & SUPPLIES — 4.1%
ACV Auctions, Cl A *	161,000	1,460,270
Healthcare Services Group *	68,785	1,229,188
		2,689,458
DIVERSIFIED CONSUMER SERVICES — 2.6%
Frontdoor *	26,120	1,735,152

ELECTRIC UTILITIES — 4.6%
IDACORP	11,690	1,508,244
TXNM Energy, Inc.	26,465	1,503,212
		3,011,456
ELECTRONICS EQUIPMENT INSTRUMENTS & COMPONENTS — 1.6%
Advanced Energy Industries	5,140	1,042,032

ENERGY & EQUIPMENT SERVICES — 2.4%
NOV	110,000	1,606,000

FINANCIAL SERVICES — 1.9%
WEX *	8,750	1,276,450

HEALTH CARE EQUIPMENT & SERVICES — 5.3%
Align Technology *	11,450	1,578,726
Globus Medical, Cl A *	31,190	1,883,564
		3,462,290
HEALTH CARE PROVIDERS & SERVICES — 5.0%
Addus HomeCare *	13,370	1,562,819
US Physical Therapy	20,395	1,759,477
		3,322,296
HEALTH CARE TECHNOLOGY — 4.8%
HealthStream	63,900	1,571,940
Phreesia *	70,210	1,589,554
		3,161,494
HOTELS, RESTAURANTS & LEISURE — 4.6%
Monarch Casino & Resort	15,830	1,425,808
Sportradar Group, Cl A *	62,515	1,601,009
		3,026,817
INSURANCE — 8.2%
First American Financial	30,580	1,911,556
Reinsurance Group of America, Cl A	8,905	1,624,806
RenaissanceRe Holdings	7,455	1,894,241
		5,430,603

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
OCTOBER 31, 2025

COMMON STOCK — continued

	Shares	Value
MACHINERY — 4.8%
Alamo Group	8,220	$1,469,079
Atmus Filtration Technologies	37,930	1,725,056
		3,194,135
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.8%
Marcus & Millichap	39,560	1,155,548

RETAIL REITS — 2.7%
NETSTREIT	97,370	1,813,029

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 16.2%
Diodes *	26,910	1,435,918
Ichor Holdings *	60,000	1,360,800
Lattice Semiconductor *	22,000	1,605,120
Rambus *	22,390	2,302,588
Tower Semiconductor *	29,160	2,483,557
Universal Display	10,065	1,482,373
		10,670,356
TOTAL COMMON STOCK
(Cost $48,795,543)		62,478,098
SHORT-TERM INVESTMENT — 5.3%

First American Treasury Obligation Fund 4.020% (A)
(Cost $3,495,086)	3,495,086	3,495,086

TOTAL INVESTMENTS— 100.1%
(Cost $52,290,629)		$65,973,184

Percentages are based on Net Assets of $65,916,035.

*	Non-income producing security.

(A)	The rate shown is the 7-day effective yield as of October 31, 2025.

Cl — Class

REIT — Real Estate Investment Trust

As of October 31, 2025, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND
OCTOBER 31, 2025

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.1%

	Shares	Value
BELGIUM — 3.4%
BANKS — 2.4%
KBC Group	26,500	$3,184,325

PHARMACEUTICALS — 1.0%
UCB	5,500	1,410,549

TOTAL BELGIUM		4,594,874

DENMARK — 1.9%
HEALTH CARE SUPPLIES — 1.9%
Coloplast, Cl B	28,000	2,530,780

TOTAL DENMARK		2,530,780

FRANCE — 7.9%
ADVERTISING — 2.0%
Publicis Groupe	27,000	2,701,338

AEROSPACE & DEFENSE — 4.0%
Airbus	11,100	2,730,316
Thales	9,000	2,561,292
		5,291,608
CHEMICALS — 1.9%
Air Liquide	13,000	2,516,177

TOTAL FRANCE		10,509,123

GERMANY — 7.8%
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS — 2.1%
Knorr-Bremse	30,200	2,805,676

MULTI-UTILITIES — 1.9%
E.ON	135,000	2,511,498

PHARMACEUTICALS — 1.9%
Merck KGaA	19,500	2,549,967

SOFTWARE — 1.9%
SAP	9,500	2,457,755

TOTAL GERMANY		10,324,896

HONG KONG — 2.0%
INSURANCE — 2.0%
AIA Group	270,000	2,621,629

TOTAL HONG KONG		2,621,629

IRELAND — 8.3%
AIRLINES — 2.4%
Ryanair Holdings	104,000	3,146,720

DIVERSIFIED BANKS — 2.6%
Bank of Ireland Group	208,000	3,400,855

LIFE SCIENCES TOOLS & SERVICES — 1.4%
ICON *	11,000	1,890,020

PACKAGED FOODS & MEATS — 1.9%
Kerry Group, Cl A	28,000	2,552,878

TOTAL IRELAND		10,990,473

JAPAN — 20.9%
BUILDING PRODUCTS — 1.8%
Daikin Industries	21,000	2,449,387

ENTERTAINMENT — 2.5%
Nintendo	40,000	3,385,893

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND
OCTOBER 31, 2025

COMMON STOCK — continued

	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 1.9%
Terumo	156,000	$2,522,056

HOUSEHOLD DURABLES — 2.5%
Sony Group	117,000	3,288,846

INDUSTRIAL MACHINERY — 2.3%
Daifuku Ltd.	96,000	3,069,807

LEISURE PRODUCTS — 1.8%
Shimano	23,000	2,418,500

PACKAGED FOODS & MEATS — 2.1%
Ajinomoto	96,000	2,724,080

PROPERTY & CASUALTY INSURANCE — 2.0%
Tokio Marine Holdings	70,000	2,626,306

REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.9%
Mitsubishi Estate	122,000	2,583,920

TRADING COMPANIES & DISTRIBUTORS — 2.1%
MonotaRO	199,000	2,779,492

TOTAL JAPAN		27,848,287

NETHERLANDS — 5.7%
BANKS — 3.3%
ING Groep	175,000	4,381,203

SEMICONDUCTOR EQUIPMENT — 2.4%
ASML Holding, Cl G	3,100	3,283,613

TOTAL NETHERLANDS		7,664,816

PORTUGAL — 1.9%
INTEGRATED OIL & GAS — 1.9%
Galp Energia SGPS	126,000	2,526,332

TOTAL PORTUGAL		2,526,332

SINGAPORE — 7.7%
BANKS — 2.7%
DBS Group Holdings	85,100	3,526,001

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.2%
Singapore Telecommunications	900,000	2,938,691

SOFTWARE — 2.8%
Grab Holdings, Cl A *	625,000	3,756,250

TOTAL SINGAPORE		10,220,942

SWEDEN — 1.8%
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS — 1.8%
Epiroc, Cl A	112,000	2,371,980

TOTAL SWEDEN		2,371,980

SWITZERLAND — 5.2%
FOOD PRODUCTS — 1.9%
Nestle	27,000	2,579,385

PACKAGED FOODS & MEATS — 1.5%
Barry Callebaut	1,500	1,949,674

PHARMACEUTICALS — 1.8%
Roche Holding	7,400	2,380,689

TOTAL SWITZERLAND		6,909,748

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND
OCTOBER 31, 2025

COMMON STOCK — continued

	Shares	Value
TAIWAN — 2.1%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.1%
Taiwan Semiconductor Manufacturing ADR	9,300	$2,793,999

TOTAL TAIWAN		2,793,999

UNITED KINGDOM — 16.6%
BEVERAGES — 1.8%
Diageo	105,000	2,413,920

CAPITAL MARKETS — 1.5%
London Stock Exchange Group	16,100	2,006,340

DIVERSIFIED BANKS — 2.5%
Barclays	630,000	3,368,453

ELECTRIC UTILITIES — 2.5%
SSE	131,000	3,297,329

PHARMACEUTICALS — 2.8%
AstraZeneca ADR	45,100	3,716,240

PROFESSIONAL SERVICES — 2.0%
Intertek Group	40,000	2,661,552

TRADING COMPANIES & DISTRIBUTORS — 3.5%
Ashtead Group	37,000	2,466,310
Bunzl	70,000	2,126,089
		4,592,399
TOTAL UNITED KINGDOM		22,056,233
UNITED STATES — 1.9%
ENERGY EQUIPMENT & SERVICES — 1.9%
Schlumberger Ltd.	70,000	2,524,200

TOTAL UNITED STATES		2,524,200

TOTAL COMMON STOCK
(Cost $97,413,287)		126,488,312
SHORT-TERM INVESTMENT — 1.5%

First American Treasury Obligation Fund 4.020% (A)
(Cost $1,934,582)	1,934,582	1,934,582

TOTAL INVESTMENTS — 96.6%
(Cost $99,347,869)		$128,422,894

Percentages are based on Net Assets of $132,934,055.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2025.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

As of October 31, 2025, all of the Fund’s investments in securities were considered level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2025

STATEMENTS OF ASSETS AND LIABILITIES

	Opportunity
	Fund	SMID Fund
Assets:
Cost of securities	$239,531,046	$48,003,928

Investments in securities, at value	$317,150,055	$55,490,680
Receivable for investment securities sold	1,030,606	—
Receivable for capital shares sold	144,288	27,437
Dividends receivable	554,625	34,312
Prepaid expenses	15,481	17,038
Total Assets	318,895,055	55,569,467

Liabilities:
Payable for capital shares redeemed	144,121	135,086
Investment advisory fees payable	123,907	28,056
Audit fees payable	26,770	26,770
Shareholder servicing fees payable	20,052	12,918
Payable due to trustees	15,357	2,821
Payable due to administrator	14,863	2,693
Chief Compliance Officer fees payable	4,125	758
Payable due to custodian	3,600	1,251
Other accrued expenses	105,995	25,849
Total Liabilities	458,790	236,202

Commitments and Contingencies †

Net Assets	$318,436,265	$55,333,265

Net Assets:
Paid-in Capital	$183,284,158	$34,675,650
Total Distributable Earnings	135,152,107	20,657,615

Net Assets	$318,436,265	$55,333,265

Investor Class Shares:
Net Assets	$123,107,111	$41,999,699
Total shares outstanding at end of year	4,133,211	1,937,762
Net Asset Value Per Share
(Net Assets ÷ Shares Outstanding)	$29.78	$21.67

Institutional Class Shares:
Net Assets	$195,329,154	$13,333,566
Total shares outstanding at end of year	6,586,095	615,035
Net Asset Value Per Share
(Net Assets ÷ Shares Outstanding)	$29.66	$21.68

†	See Note 4 in the Notes to Financial Statements.

Amounts designated as "-" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2025

STATEMENTS OF ASSETS AND LIABILITIES

		International
	Small Cap Fund	Equity Fund
Assets:
Cost of securities	$52,290,629	$99,347,869

Investments in securities, at value	$65,973,184	$128,422,894
Receivable for capital shares sold	3,835	24,561
Dividends receivable	20,331	291,646
Receivable for dividend tax reclaims	—	4,437,568
Prepaid expenses	19,264	14,877
Total Assets	66,016,614	133,191,546

Liabilities:
Investment advisory fees payable	29,873	63,981
Audit fees payable	26,770	29,394
Shareholder servicing fees payable	5,152	25,397
Payable due to trustees	3,171	6,492
Payable due to administrator	3,077	6,268
Payable for capital shares redeemed	3,053	63,431
Payable due to custodian	1,251	12,529
Chief Compliance Officer fees payable	852	1,744
Payable due to transfer agent fees	8,657	—
Other accrued expenses	18,723	48,255
Total Liabilities	100,579	257,491

Commitments and Contingencies †

Net Assets	$65,916,035	$132,934,055

Net Assets:
Paid-in Capital	$46,202,089	$160,345,383
Total Distributable Earnings (Accumulated Losses)	19,713,946	(27,411,328)

Net Assets	$65,916,035	$132,934,055

Investor Class Shares:
Net Assets	$23,263,034	$86,612,668
Total shares outstanding at end of year	1,343,078	2,736,110
Net Asset Value Per Share
(Net Assets ÷ Shares Outstanding)	$17.32	$31.66

Institutional Class Shares:
Net Assets	$42,653,001	$46,321,387
Total shares outstanding at end of year	2,351,549	1,461,522
Net Asset Value Per Share
(Net Assets ÷ Shares Outstanding)	$18.14	$31.69

†	See Note 4 in the Notes to Financial Statements.

Amounts designated as "-" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2025

STATEMENTS OF OPERATIONS

	Opportunity
	Fund	SMID Fund
Investment Income
Dividends	$7,583,521	$1,921,877
Interest	515,642	105,523
Less: Foreign Taxes Withheld	(62,274)	—
Total Investment Income	8,036,889	2,027,400

Expenses
Investment Advisory Fees	2,230,830	760,796
Shareholder Servicing Fees - Investor Class Shares	254,476	68,630
Administration Fees	204,494	52,306
Trustees’ Fees	57,762	14,197
Chief Compliance Officer Fees	11,005	4,085
Transfer Agent Fees	123,949	66,353
Legal Fees	54,154	14,362
Printing Fees	51,718	10,031
Registration & Filing Fees	38,534	40,265
Audit Fees	26,837	26,793
Custodian Fees	15,247	5,070
Pricing Fees	6,704	4,507
Interest Expense	419	5,022
Other Expenses	91,527	20,861
Total Expenses	3,167,656	1,093,278
Less:
Investment Advisory Fees Waiver	(491,490)	(213,317)
Fees Paid Indirectly (Note 3)	(10,638)	(1,857)
Net Expenses	2,665,528	878,104
Net Investment Income	5,371,361	1,149,296

Net Realized Gain (Loss) on:
Investments	53,763,933	13,257,590
Net Realized Gain (Loss)	53,763,933	13,257,590
Net Unrealized Appreciation (Depreciation) on:
Investments	(26,271,922)	(20,269,545)
Net Unrealized Appreciation (Depreciation)	(26,271,922)	(20,269,545)
Net Realized and Unrealized Gain (Loss)	27,492,011	(7,011,955)
Net Increase (Decrease) in Net Assets from Operations	$32,863,372	$(5,862,659)

Amounts designated as "-" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2025

STATEMENTS OF OPERATIONS

		International
	Small Cap Fund	Equity Fund
Investment Income
Dividends	$960,887	$3,786,839
Interest	139,066	–
Total Investment Income	1,099,953	3,786,839

Expenses
Investment Advisory Fees	626,844	1,164,330
Shareholder Servicing Fees - Investor Class Shares	51,901	100,816
Administration Fees	40,561	71,155
Trustees' Fees	11,578	20,514
Chief Compliance Officer Fees	3,926	5,502
Transfer Agent Fees	61,162	72,348
Registration & Filing Fees	35,359	35,747
Audit Fees	26,786	29,415
Legal Fees	10,953	19,571
Printing Fees	10,225	19,692
Custodian Fees	5,605	48,468
Pricing Fees	4,401	3,692
Interest Expense	–	11
Other Expenses	19,631	36,414
Total Expenses	908,932	1,627,675
Less:
Investment Advisory Fees Waiver	(190,922)	(358,453)
Fees Paid Indirectly (Note 3)	(1,849)	(3,136)
Net Expenses	716,161	1,266,086
Net Investment Income	383,792	2,520,753

Net Realized Gain (Loss) on:
Investments	5,974,081	6,333,711
Foreign Currency Transactions	—	(92,673)
Net Realized Gain (Loss)	5,974,081	6,241,038
Net Unrealized Appreciation (Depreciation) on:
Investments	(415,037)	13,552,963
Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	282,215
Net Unrealized Appreciation (Depreciation)	(415,037)	13,835,178
Net Realized and Unrealized Gain (Loss)	5,559,044	20,076,216
Net Increase in Net Assets from Operations	$5,942,836	$22,596,969

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2025	October 31, 2024
Operations:
Net Investment Income	$5,371,361	$5,597,140
Net Realized Gain	53,763,933	28,976,085
Net Change in Unrealized Appreciation (Depreciation)	(26,271,922)	58,127,281
Net Increase in Net Assets Resulting from Operations	32,863,372	92,700,506
Distributions:
Investor Class Shares	(10,886,030)	(10,635,984)
Institutional Class Shares	(23,146,625)	(20,620,590)
Total Distributions	(34,032,655)	(31,256,574)
Capital Share Transactions:
Investor Class Shares
Issued	4,334,042	5,914,977
Reinvestment of Dividends	10,299,155	10,074,767
Redeemed	(22,677,121)	(20,160,400)
Net Decrease in Net Assets from Investor Class Share Transactions	(8,043,924)	(4,170,656)
Institutional Class Shares
Issued	41,043,233	59,707,378
Reinvestment of Dividends	14,022,156	13,238,923
Redemption Fees — Note 2	229	—
Redeemed	(131,307,045)	(52,019,122)
Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(76,241,427)	20,927,179
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(84,285,351)	16,756,523
Total Increase (Decrease) in Net Assets	(85,454,634)	78,200,455
Net Assets:
Beginning of year	403,890,899	325,690,444
End of year	$318,436,265	$403,890,899
Share Transactions:
Investor Class Shares
Issued	151,750	214,538
Reinvestment of Dividends	373,397	386,123
Redeemed	(807,754)	(731,059)
Total Decrease in Investor Class Shares	(282,607)	(130,398)
Institutional Class Shares
Issued	1,468,151	2,177,279
Reinvestment of Dividends	510,623	509,264
Redeemed	(4,613,273)	(1,891,855)
Total Increase (Decrease) in Institutional Class Shares	(2,634,499)	794,688
Net Increase (Decrease) in Shares Outstanding	(2,917,106)	664,290

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2025	October 31, 2024
Operations:
Net Investment Income	$1,149,296	$1,363,804
Net Realized Gain	13,257,590	6,750,897
Net Change in Unrealized Appreciation (Depreciation)	(20,269,545)	20,622,656
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,862,659)	28,737,357
Distributions:
Investor Class Shares	(5,212,288)	(909,333)
Institutional Class Shares	(2,591,951)	(442,531)
Total Distributions	(7,804,239)	(1,351,864)
Capital Share Transactions:
Investor Class Shares
Issued	10,305,489	27,089,731
Reinvestment of Dividends	5,212,288	909,122
Redemption Fees — Note 2	505	606
Redeemed	(75,156,007)	(53,943,214)
Net Decrease in Net Assets from Investor Class Share Transactions	(59,637,725)	(25,943,755)
Institutional Class Shares
Issued	4,568,059	19,962,082
Reinvestment of Dividends	1,617,779	357,501
Redemption Fees — Note 2	2,219	2,201
Redeemed	(39,654,392)	(27,204,751)
Net Decrease in Net Assets from Institutional Class Share Transactions	(33,466,335)	(6,882,967)
Net Decrease in Net Assets from Capital Share Transactions	(93,104,060)	(32,826,722)
Total Decrease in Net Assets	(106,770,958)	(5,441,229)
Net Assets:
Beginning of year	162,104,223	167,545,452
End of year	$55,333,265	$162,104,223
Share Transactions:
Investor Class Shares
Issued	453,413	1,132,258
Reinvestment of Dividends	228,997	37,552
Redeemed	(3,257,675)	(2,241,421)
Total Decrease in Investor Class Shares	(2,575,265)	(1,071,611)
Institutional Class Shares
Issued	201,449	834,115
Reinvestment of Dividends	71,074	14,773
Redeemed	(1,739,840)	(1,126,150)
Total Decrease in Institutional Class Shares	(1,467,317)	(277,262)
Net Decrease in Shares Outstanding	(4,042,582)	(1,348,873)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2025	October 31, 2024
Operations:
Net Investment Income	$383,792	$492,166
Net Realized Gain	5,974,081	3,044,018
Net Change in Unrealized Appreciation (Depreciation)	(415,037)	17,242,935
Net Increase in Net Assets Resulting from Operations	5,942,836	20,779,119
Distributions:
Investor Class Shares	(838,525)	(278,617)
Institutional Class Shares	(2,359,360)	(974,259)
Total Distributions	(3,197,885)	(1,252,876)
Capital Share Transactions:
Investor Class Shares
Issued	2,181,652	846,877
Reinvestment of Dividends	810,703	268,348
Redemption Fees — Note 2	—	240
Redeemed	(4,861,086)	(4,647,159)
Net Decrease in Net Assets from Investor Class Share Transactions	(1,868,731)	(3,531,694)
Institutional Class Shares
Issued	1,131,535	6,364,697
Reinvestment of Dividends	1,987,870	827,932
Redemption Fees — Note 2	717	245
Redeemed	(28,901,244)	(26,589,001)
Net Decrease in Net Assets from Institutional Class Share Transactions	(25,781,122)	(19,396,127)
Net Decrease in Net Assets from Capital Share Transactions	(27,649,853)	(22,927,821)
Total Decrease in Net Assets	(24,904,902)	(3,401,578)
Net Assets:
Beginning of year	90,820,937	94,222,515
End of year	$65,916,035	$90,820,937
Share Transactions:
Investor Class Shares
Issued	131,712	53,831
Reinvestment of Dividends	49,512	16,989
Redeemed	(295,583)	(296,537)
Total Decrease in Investor Class Shares	(114,359)	(225,717)
Institutional Class Shares
Issued	67,156	397,774
Reinvestment of Dividends	115,944	50,120
Redeemed	(1,667,206)	(1,627,228)
Total Decrease in Institutional Class Shares	(1,484,106)	(1,179,334)
Net Decrease in Shares Outstanding	(1,598,465)	(1,405,051)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2025	October 31, 2024
Operations:
Net Investment Income	$2,520,753	$2,068,375
Net Realized Gain	6,241,038	19,277,956
Net Change in Unrealized Appreciation	13,835,178	13,629,290
Net Increase in Net Assets Resulting from Operations	22,596,969	34,975,621
Distributions:
Investor Class Shares	(1,251,424)	(1,497,752)
Institutional Class Shares	(725,435)	(1,517,514)
Total Distributions	(1,976,859)	(3,015,266)
Capital Share Transactions:
Investor Class Shares
Issued	5,844,416	5,232,982
Reinvestment of Dividends	1,239,391	1,484,638
Redemption Fees — Note 2	1,493	—
Redeemed	(19,629,374)	(22,742,353)
Net Decrease in Net Assets from Investor Class Share Transactions	(12,544,074)	(16,024,733)
Institutional Class Shares
Issued	1,244,308	2,868,234
Reinvestment of Dividends	645,405	846,050
Redemption Fees — Note 2	4	238
Redeemed	(9,545,041)	(65,589,576)
Net Decrease in Net Assets from Institutional Class Share Transactions	(7,655,324)	(61,875,054)
Net Decrease in Net Assets from Capital Share Transactions	(20,199,398)	(77,899,787)
Total Increase (Decrease) in Net Assets	420,712	(45,939,432)
Net Assets:
Beginning of year	132,513,343	178,452,775
End of year	$132,934,055	$132,513,343
Share Transactions:
Investor Class Shares
Issued	203,361	209,770
Reinvestment of Dividends	47,946	61,222
Redeemed	(697,403)	(907,440)
Total Decrease in Investor Class Shares	(446,096)	(636,448)
Institutional Class Shares
Issued	44,204	114,238
Reinvestment of Dividends	24,958	34,874
Redeemed	(338,627)	(2,633,729)
Total Decrease in Institutional Class Shares	(269,465)	(2,484,617)
Net Decrease in Shares Outstanding	(715,561)	(3,121,065)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$29.69	$25.16	$25.31	$29.58	$22.07
Income (Loss) from Operations:
Net Investment Income(1)	0.38	0.37	0.31	0.20	0.17
Net Realized and Unrealized Gain (Loss)	2.17	6.54	0.76	(2.35)	8.34
Total from Operations	2.55	6.91	1.07	(2.15)	8.51
Dividends and Distributions:
Net Investment Income	(0.38)	(0.31)	(0.16)	(0.14)	(0.19)
Net Realized Gain	(2.08)	(2.07)	(1.06)	(1.98)	(0.81)
Total Dividends and Distributions	(2.46)	(2.38)	(1.22)	(2.12)	(1.00)
Net Asset Value, End of Year	$29.78	$29.69	$25.16	$25.31	$29.58
Total Return†	9.36%	28.85%	4.26%	(7.74)%	39.42%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$123,107	$131,124	$114,401	$124,006	$158,921
Ratio of Expenses to Average Net Assets	0.85%	0.86%	0.86%	0.86%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.98%	0.98%	1.00%	0.98%	0.94%
Ratio of Net Investment Income to Average Net Assets	1.32%	1.34%	1.23%	0.76%	0.61%
Portfolio Turnover Rate	49%	32%	51%	46%	36%

†	Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$29.58	$25.08	$25.24	$29.50	$22.00
Income (Loss) from Operations:
Net Investment Income(1)	0.43	0.43	0.37	0.26	0.22
Net Realized and Unrealized Gain (Loss)	2.17	6.50	0.75	(2.35)	8.32
Total from Operations	2.60	6.93	1.12	(2.09)	8.54
Dividends and Distributions:
Net Investment Income	(0.44)	(0.36)	(0.22)	(0.19)	(0.23)
Net Realized Gain	(2.08)	(2.07)	(1.06)	(1.98)	(0.81)
Total Dividends and Distributions	(2.52)	(2.43)	(1.28)	(2.17)	(1.04)
Net Asset Value, End of Year	$29.66	$29.58	$25.08	$25.24	$29.50
Total Return†	9.60%	29.09%	4.47%	(7.55)%	39.75%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$195,329	$272,767	$211,289	$160,752	$198,332
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	0.78%	0.77%	0.79%	0.77%	0.74%
Ratio of Net Investment Income to Average Net Assets	1.51%	1.55%	1.44%	0.97%	0.81%
Portfolio Turnover Rate	49%	32%	51%	46%	36%

†	Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$24.57	$21.09	$21.00	$24.96	$17.43
Income (Loss) from Operations:
Net Investment Income(1)	0.27	0.18	0.19	0.18	0.21
Net Realized and Unrealized Gain (Loss)	(1.80)	3.47	0.11	(1.48)	7.45
Total from Operations	(1.53)	3.65	0.30	(1.30)	7.66
Dividends and Distributions:
Net Investment Income	(0.27)	(0.17)	(0.20)	(0.19)	(0.13)
Net Realized Gain	(1.10)	—	(0.01)	(2.47)	—
Total Dividends and Distributions	(1.37)	(0.17)	(0.21)	(2.66)	(0.13)
Redemption Fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net Asset Value, End of Year	$21.67	$24.57	$21.09	$21.00	$24.96
Total Return†	(6.45)%	17.31%	1.38%	(5.74)%	44.07%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$42,000	$110,896	$117,766	$103,824	$124,536
Ratio of Expenses to Average Net Assets	0.95%	0.96%	0.93%	0.92%	0.93%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.19%	1.12%	1.11%	1.09%	1.07%
Ratio of Net Investment Income to Average Net Assets	1.18%	0.73%	0.87%	0.81%	0.87%
Portfolio Turnover Rate	47%	12%	38%	34%	52%

†	Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.

(2)	Amount represents less than $0.005 per share.

Amounts designated as "-" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$24.59	$21.10	$21.01	$24.97	$17.44
Income (Loss) from Operations:
Net Investment Income(1)	0.29	0.20	0.20	0.19	0.22
Net Realized and Unrealized Gain (Loss)	(1.80)	3.48	0.11	(1.48)	7.45
Total from Operations	(1.51)	3.68	0.31	(1.29)	7.67
Dividends and Distributions:
Net Investment Income	(0.30)	(0.19)	(0.21)	(0.20)	(0.14)
Net Realized Gain	(1.10)	—	(0.01)	(2.47)	—
Total Dividends and Distributions	(1.40)	(0.19)	(0.22)	(2.67)	(0.14)
Redemption Fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.01
Net Asset Value, End of Year	$21.68	$24.59	$21.10	$21.01	$24.97
Total Return†	(6.34)%	17.44%	1.46%	(5.67)%	44.17%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$13,334	$51,208	$49,779	$23,164	$25,993
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.08%	1.02%	1.04%	1.02%	0.99%
Ratio of Net Investment Income to Average Net Assets	1.29%	0.84%	0.90%	0.87%	0.89%
Portfolio Turnover Rate	47%	12%	38%	34%	52%

†	Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.

(2)	Amount represents less than $0.005 per share.

Amounts designated as "-" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$16.60	$13.61	$14.48	$20.95	$14.93
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.06	0.05	0.11	0.01	(0.02)
Net Realized and Unrealized Gain (Loss)	1.23	3.10	(0.91)	(1.30)	6.10
Total from Operations	1.29	3.15	(0.80)	(1.29)	6.08
Dividends and Distributions:
Net Investment Income	(0.06)	(0.09)	—	—	(0.06)
Net Realized Gain	(0.51)	(0.07)	(0.07)	(5.18)	—
Total Dividends and Distributions	(0.57)	(0.16)	(0.07)	(5.18)	(0.06)
Redemption Fees	—	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net Asset Value, End of Year	$17.32	$16.60	$13.61	$14.48	$20.95
Total Return†	7.99%	23.27%	(5.57)%	(7.36)%	40.79%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$23,263	$24,200	$22,912	$33,349	$40,967
Ratio of Expenses to Average Net Assets	1.12%	1.15%	1.05%	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.38%	1.36%	1.27%	1.31%	1.26%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.38%	0.33%	0.71%	0.05%	(0.10)%
Portfolio Turnover Rate	26%	7%	48%	50%	64%

†	Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.

(2)	Amount represents less than $0.005 per share.

Amounts designated as "-" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$17.37	$14.22	$15.13	$21.63	$15.39
Income (Loss) from Operations:
Net Investment Income(1)	0.10	0.09	0.13	0.04	0.02
Net Realized and Unrealized Gain (Loss)	1.28	3.25	(0.94)	(1.36)	6.30
Total from Operations	1.38	3.34	(0.81)	(1.32)	6.32
Dividends and Distributions:
Net Investment Income	(0.10)	(0.12)	(0.03)	—	(0.08)
Net Realized Gain	(0.51)	(0.07)	(0.07)	(5.18)	—
Total Dividends and Distributions	(0.61)	(0.19)	(0.10)	(5.18)	(0.08)
Redemption Fees	—	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net Asset Value, End of Year	$18.14	$17.37	$14.22	$15.13	$21.63
Total Return†	8.20%	23.59%	(5.42)%	(7.21)%	41.18%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$42,653	$66,621	$71,311	$38,858	$55,691
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.16%	1.11%	1.12%	1.11%	1.07%
Ratio of Net Investment Income to Average Net Assets	0.59%	0.58%	0.81%	0.26%	0.08%
Portfolio Turnover Rate	26%	7%	48%	50%	64%

†	Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.

(2)	Amount represents less than $0.005 per share.

Amounts designated as "-" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$26.96	$22.20	$20.37	$28.06	$22.33
Income (Loss) from Operations:
Net Investment Income(1)	0.55	0.36	0.25	0.29	0.34
Net Realized and Unrealized Gain (Loss)	4.55	4.82	2.16	(7.61)	5.70
Total from Operations	5.10	5.18	2.41	(7.32)	6.04
Dividends and Distributions:
Net Investment Income	(0.40)	(0.42)	(0.58)	(0.37)	(0.31)
Total Dividends and Distributions	(0.40)	(0.42)	(0.58)	(0.37)	(0.31)
Redemption Fees	0.00 (2)	—	—	0.00 (2)	0.00 (2)
Net Asset Value, End of Year	$31.66	$26.96	$22.20	$20.37	$28.06
Total Return†	19.27%	23.53%	11.85%	(26.42)%	27.13%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$86,613	$85,792	$84,764	$115,167	$205,317
Ratio of Expenses to Average Net Assets	1.02%	1.00%	0.99%	0.99%	0.98%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.30%	1.23%	1.25%	1.17%	1.12%
Ratio of Net Investment Income to Average Net Assets	1.91%	1.42%	1.05%	1.20%	1.21%
Portfolio Turnover Rate	48%	38%	32%	49%	61%

†	Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.

(2)	Amount represents less than $0.005 per share.

Amounts designated as "-" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$26.99	$22.22	$20.41	$28.10	$22.38
Income (Loss) from Operations:
Net Investment Income(1)	0.58	0.32	0.26	0.31	0.33
Net Realized and Unrealized Gain (Loss)	4.55	4.89	2.16	(7.61)	5.74
Total from Operations	5.13	5.21	2.42	(7.30)	6.07
Dividends and Distributions:
Net Investment Income	(0.43)	(0.44)	(0.61)	(0.39)	(0.35)
Total Dividends and Distributions	(0.43)	(0.44)	(0.61)	(0.39)	(0.35)
Redemption Fees	0.00 (2)	0.00 (2)	—	0.00 (2)	0.00 (2)
Net Asset Value, End of Year	$31.69	$26.99	$22.22	$20.41	$28.10
Total Return†	19.38%	23.68%	11.86%	(26.32)%	27.23%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$46,321	$46,721	$93,689	$200,634	$718,480
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.18%	1.14%	1.16%	1.08%	1.04%
Ratio of Net Investment Income to Average Net Assets	2.03%	1.25%	1.11%	1.25%	1.19%
Portfolio Turnover Rate	48%	38%	32%	49%	61%

†	Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.

(2)	Amount represents less than $0.005 per share.

Amounts designated as "-" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2025

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) was organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 27 portfolios. The financial statements herein are those of the Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund and Cambiar International Equity Fund (collectively the “Funds,” individually a “Fund”) each of which are diversified Funds. The Opportunity Fund and International Equity Fund seek total return and capital preservation. The SMID Fund and Small Cap Fund seek long-term capital appreciation. The goal of each of the Funds is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Funds. The Funds are an investment company and therefore applies the accounting and reporting guidance issued by the U.S. Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the financial statements.

Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser. No securities were fair valued by the committee as of October 31, 2025.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding the relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Cambiar International Equity Fund uses Intercontinental Exchange Data Pricing & Reference Data, LLC. (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Cambiar International Equity Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts the Fund’s Administrator and requests that a meeting of the Committee be held.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2025

If a local market in which the Fund owns securities is closed for one or more days, the Cambiar International Equity Fund shall value all securities held in the corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedure, etc.)

●	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to share-holders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Cambiar International Equity Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of October 31, 2025, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2025, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2025

Cash — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash on the Statement of Assets and Liabilities. Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Expenses of the Trust which can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees —The Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund and Cambiar International Equity Fund retain a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. For the year ended October 31, 2025, the Funds retained fees of $229, $2,724, $717 and $ 1,497, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

Segment Reporting — In this reporting period, the Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The management of the Funds’ Adviser acts as each Fund’s CODM. Each Fund represents a single operating segment, as the CODM monitors the operating results of each Fund as a whole and each Fund’s long-term strategic asset allocation is pre-determined in accordance with each Fund’s single investment objective which is executed by each Fund’s portfolio managers. The financial information in the form of each Fund’s schedule of investments, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus each Fund’s comparative benchmarks and to make resource allocation decisions for each Fund’s single segment, is consistent with that presented within each Fund’s financial statements. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the accompanying Statements of Operations.

3. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Funds and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2025, the Funds incurred the following fees for these services: $204,494, $52,306, $40,561 and $71,155 for the Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund and Cambiar International Equity Fund, respectively.

The Funds have adopted a shareholder servicing fee plan under which a shareholder servicing fee up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Funds will be paid to the Distributor. The Distributor may perform, or may compensate other service providers for providing, certain shareholder and administrative services. Shareholder servicing fees in excess of 0.25% of average daily net assets are paid by Cambiar Investors, LLC (the “Adviser”). During the year ended October 31, 2025, the Cambiar Opportunity, Cambiar SMID, Cambiar Small Cap and Cambiar International Equity paid $254,476, $68,630, $51,901 and $100,816, for the Investor Shares, respectively, for these services.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2025

Certain officers of the Trust are also officers of the Administrator, which is a wholly-owned subsidiary of SEI Investments Company and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board. During the year ended October 31, 2025, the Cambiar Opportunity, Cambiar SMID, Cambiar Small Cap and Cambiar International Equity were allocated CCO fees totaling $11,005, $4,085, $3,926 and $5,502, respectively.

SS&C Global Investor & Distribution Solutions, Inc. serves as transfer agent for the Funds under the transfer agency agreement with the Trust. The Funds earn cash management credits which are used to offset transfer agent expenses. During the year ended October 31, 2025, the Cambiar Opportunity, Cambiar SMID, Cambiar Small Cap and Cambiar International Equity earned credits of $10,638, $1,857, $1,849 and $3,136, respectively, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

4. Investment Advisory Agreements:

Under the terms of the investment advisory agreement, the advisory fees for each Fund are as follows:

Advisory Fee
Cambiar Opportunity Fund	0.60%
Cambiar SMID Fund	0.80%
Cambiar Small Cap Fund	0.85%
Cambiar International Equity Fund	0.90%*

*	The Fund pays the Adviser a fee at an annual rate of 0.90% on the first $2 billion in assets, 0.80% for assets between $ 2 billion and $10 billion, and 0.70% for assets over $10 billion.

The Adviser has contractually agreed, through March 1, 2026, to waive a portion of its advisory fees and to assume expenses, which are calculated based on each Fund’s average daily net assets, in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses, and shareholder servicing fees) of each Fund from exceeding certain contractual expense limitations. Accordingly, the contractual expense limitations for each Fund are as follows:

Contractual Expense Limitations
Cambiar Opportunity Fund	0.65%
Cambiar SMID Fund	0.85%
Cambiar Small Cap Fund	0.90%
Cambiar International Equity Fund	0.90%

Refer to waiver of investment advisory fees on the Statements of Operations for fees waived for the year ended October 31, 2025. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. During the year ended October 31, 2025, the Funds did not recoup any previously waived fees.

At October 31, 2025, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period Waived	Subject to Repayment until October 31:	Cambiar Opportunity Fund	Cambiar SMID Fund	Cambiar Small Cap Fund	Cambiar International Equity Fund
10/31/22 – 10/31/23	2026	$469,427	$276,390	$215,612	$716,290
10/31/23 – 10/31/24	2027	445,435	293,804	200,567	368,907
10/31/24 – 10/31/25	2028	491,490	213,317	190,922	358,453
		$1,406,352	$783,511	$607,101	$1,443,650

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2025

5. Investment Transactions:

For the year ended October 31, 2025, the Funds made purchases and sales of investment securities other than long-term U.S. Government and short-term securities as follows:

	Purchases	Sales
Cambiar Opportunity Fund	$174,521,602	$290,534,867
Cambiar SMID Fund	43,965,663	143,956,003
Cambiar Small Cap Fund	18,584,677	52,150,505
Cambiar International Equity Fund	57,918,679	77,087,542

There were no purchases or sales of long-term U.S. Government Securities for any of the Funds.

6. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. These book/tax differences may be temporary or permanent in nature. The permanent differences are primarily attributable to reclassification of long term capital gain distributions on REITs, foreign currency translations, and reclassification of distributions.

There are no permanent differences that are credited or charged to Paid-In Capital and Distributable Earnings as of October 31, 2025.

The tax character of dividends and distributions declared during the last two fiscal years ended October 31, were as follows:

	Ordinary Income	Long -Term Capital Gain	Total
Cambiar Opportunity Fund
2025	$11,045,811	$22,986,844	$34,032,655
2024	8,904,731	22,351,843	31,256,574
Cambiar SMID Fund
2025	2,905,837	4,898,402	7,804,239
2024	1,351,864	—	1,351,864
Cambiar Small Cap Fund
2025	1,908,091	1,289,794	3,197,885
2024	996,362	256,514	1,252,876
Cambiar International Equity Fund
2025	1,976,859	—	1,976,859
2024	3,015,266	—	3,015,266

As of October 31, 2025, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Cambiar Opportunity Fund	Cambiar Cambiar SMID Fund	Cambiar Small Cap Fund	International Equity Fund
Undistributed Ordinary Income	$13,387,249	$654,075	$1,471,996	$2,311,083
Undistributed Long-Term Capital Gain	46,881,451	12,935,548	4,737,265	–
Capital Loss Carryforwards	–	–	–	(58,592,715)
Net Unrealized Appreciation	74,883,416	7,067,995	13,504,687	28,870,304
Other Temporary Differences	(9)	(3)	(2)	–
Total Distributable Earnings (Accumulated Losses)	$135,152,107	$20,657,615	$19,713,946	$(27,411,328)

As of October 31, 2025, the following Funds have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total Post- Enactment Capital Loss Carryforwards
Cambiar International Equity Fund	$58,592,715	$—	$58,592,715

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2025

During the year ended October 31, 2025, the following funds utilized the prior year capital loss carryforward:

	Short-Term Loss	Long-Term Loss	Total Post- Enactment Capital Loss Carryforwards
Cambiar International Equity Fund	$5,950,828	$—	$5,950,828

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation/(depreciation) difference is attributable primarily to wash sales.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments for Federal income tax purposes at October 31, 2025, were as follows:

		Aggregate	Aggregate
	Federal Tax	Gross Unrealized	Gross Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Cambiar Opportunity Fund	$242,266,639	$89,324,632	$(14,441,216)	$74,883,416
Cambiar SMID Fund	48,422,685	9,843,012	(2,775,017)	7,067,995
Cambiar Small Cap Fund	52,468,497	15,703,574	(2,198,887)	13,504,687
Cambiar International Equity Fund	99,685,003	33,576,576	(4,706,272)	28,870,304

7. Concentration of Risks:

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk — (Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund and Cambiar International Equity Fund) — Since its purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate significantly from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies, and hence, the Fund, may suffer a decline in response. Portfolio securities may be traded over-the-counter or listed on an exchange.

Market Risk — (Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund and Cambiar International Equity Fund) — A number of factors can affect financial markets generally, which in turn, can impact the value of the Fund’s investments. Economic considerations such as GDP growth, interest rates, inflation, monetary and fiscal policy, trade policy and tariffs, barriers to capital formation and reinvestment, market instability, and budgetary deficits are key considerations in how overall markets perform. Political factors, including elections and political instability and unrest, foreign or domestic, can affect the extent to which investors choose to participate in financial markets. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseeable ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Value Investing Risk — (Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund and Cambiar International Equity Fund) — The Fund is an actively managed mutual fund that pursues a “value” style of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for meeting or exceeding earnings expectations is inaccurate, the Fund may not achieve its intended results and could suffer losses or produce poor performance relative to other funds or market benchmarks. In addition, “value stocks” can continue to be undervalued by the market for long periods of time, and may never achieve the Adviser’s expected valuation.

Foreign Company Risk — Cambiar International Equity Fund — Because the Fund invests in foreign securities, including securities denominated in foreign currencies and ADRs, it will be subject to certain risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States, because of, among other things, unstable political and economic conditions, sovereign solvency considerations, and less developed and more thinly traded securities markets. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”).

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2025

Foreign Currency Risk — Cambiar International Equity Fund — Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of the Fund’s assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Emerging Markets Risk — Cambiar International Equity Fund — Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity, significant price volatility, restrictions on foreign investment, and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Small-Capitalization Company Risk — Cambiar Small Cap Fund — The Fund is also subject to the risk that small capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Small-capitalization companies may be more vulnerable to adverse corporate, business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, may incur higher borrowing costs, and may depend upon a relatively small management team. Therefore, small-cap stocks may be more volatile than those of larger companies. Portfolio securities may be traded over-the-counter or listed on an exchange.

Small- and Mid-Capitalization Company Risk — Cambiar SMID Fund — The Fund is also subject to the risk that small- and mid-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Small- and mid-capitalization companies may be more vulnerable to adverse corporate, business or economic events than larger, more established companies. In particular, investments in smaller companies may pose additional risks, including liquidity risk, because these companies tend to have more limited product lines, markets and financial resources, may incur higher borrowing costs, and may depend upon a relatively small management team. Therefore, stocks of smaller companies may be more volatile than those of larger companies. Portfolio securities may be traded over-the-counter or listed on an exchange.

8. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. Line of Credit:

The Funds entered into an agreement on July 28, 2025, which enables them to participate in a $100 million uncommitted, secured, revolving line of credit with the Custodian. The agreement expires on July 27, 2026. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet shareholder redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then current prime-lending rate. The Funds’ holdings serve as collateral against any borrowings under the line of credit.

Borrowing activity for the year ended October 31, 2025, was the following:

Fund	Maximum Amount of Line of Credit	Interest Expense	Average Rate	Average Borrowing	Number of Days on Loan	Maximum Amount Outstanding
Cambiar Opportunity Fund	$100,000,000	$419	7.50%	$502,500	4	$1,850,000
Cambiar SMID Fund	100,000,000	5,022	7.53	1,039,522	23	5,546,000
Cambiar International Equity Fund	100,000,000	11	7.56	13,250	4	16,000

As of October 31, 2025, there were no borrowings outstanding in the Funds.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2025

10. Concentration of Shareholders:

At October 31, 2025, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of an omnibus account that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% of Ownership
Cambiar Opportunity Fund, Investor Class	3	68%
Cambiar Opportunity Fund, Institutional Class	3	59%
Cambiar SMID Fund, Investor Class	1	77%
Cambiar SMID Fund, Institutional Class	3	73%
Cambiar Small Cap Fund, Investor Class	3	59%
Cambiar Small Cap Fund, Institutional Class	3	74%
Cambiar International Equity Fund, Investor Class	2	80%
Cambiar International Equity Fund, Institutional Class	2	61%

11. Recent Accounting Pronouncement:

In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Funds’ financial statements.

12. Subsequent Events:

The Funds have evaluated the need for additional disclosures (other than what is disclosed in the preceding paragraphs) and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2025

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and the Shareholders of Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, and Cambiar International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, and Cambiar International Equity Fund (collectively referred to as the “Funds”) (four of the funds constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedules of investments, as of October 31, 2025, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting The Advisors’ Inner Circle Fund) at October 31, 2025, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Cambiar Investors, LLC investment companies since 2005.

Philadelphia, Pennsylvania

December 22, 2025

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2025

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2025 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2025 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31 2025, each fund is designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction (1)	Qualifying Dividend Income (2)
Cambiar Opportunity Fund	67.54%	32.46%	100.00%	57.62%	70.90%
Cambiar SMID Fund	62.77%	37.23%	100.00%	86.57%	89.24%
Cambiar Small Cap Fund	40.33%	59.67%	100.00%	58.15%	62.36%
Cambiar International Equity Fund	0.00%	100.00%	100.00%	0.00%	100.00%

	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Qualifying Business Income (6)	Foreign Tax Credit Pass Through
Cambiar Opportunity Fund	0.00%	0.00%	100.00%	0.00%	0.00%
Cambiar SMID Fund	0.00%	0.00%	100.00%	0.00%	0.00%
Cambiar Small Cap Fund	0.00%	0.00%	100.00%	0.00%	0.00%
Cambiar International Equity Fund	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of “Ordinary Income Distributions.”

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2025

OTHER INFORMATION (FORM N-CSR ITEMS 8-11) (UNAUDITED)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The remuneration paid by the company during the period covered by the report to the Trustees on the company’s Board of Trustees is disclosed within the Statement(s) of Operations of the financial statements (Item 7).

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 19–20, 2025 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2025

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates to the Cambiar Opportunity Fund, Cambiar SMID Fund and Cambiar Small Cap Fund. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with such Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds (except with respect to the Cambiar Aggressive Value ETF, which instead receives advisory and other services from the Adviser under a unitary fee arrangement).

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

The Cambiar Funds

P.O. Box 219009

Kansas City, MO 64121

1-866-777-8227

Investment Adviser

Cambiar Investors, LLC

200 Columbine Street

Suite 800

Denver, CO 80206

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

2222 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm

Ernst & Young LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

CMB-AR-001-2400

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Included under Item 7.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Included under Item 7.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 14.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 16.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)             Not applicable.

(b)             Not applicable.

Item 19.	Exhibits.

(a)(1)        Code of Ethics attached hereto.

(a)(2)        Not applicable.

(a)(3)        A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(a)(4)        Not applicable.

(a)(5)        Not applicable.

(b)             Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date: January 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date: January 9, 2026

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer

Date: January 9, 2026